EXHIBIT 10.4

                     INTERNATIONAL SPECIALTY PRODUCTS INC.

               2003 EXECUTIVE LONG TERM INCENTIVE PLAN AGREEMENT

                                   "N" PLAN

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[Name]
[Address]

[ID]

Pursuant to the ISP 2003 Executive Long Term Incentive Plan (the "Plan"), you are hereby awarded Incentive Units as follows:

         Award No.                             [Number]

         Award Date                            [Date]

         Vesting Schedule                      20%   [Award Date +1 year]
                                               40%   [Award Date +2 years]
                                               60%   [Award Date +3 years]
                                               80%   [Award Date +4 years]
                                               100% [Award Date +5 years]

         Expiration Date                       [Award Date +10 years]

         Total Number of Units Awarded         [Number]

         Book Value                            [$   .   ]
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For International Specialty Products Inc.                   Date